BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated September 24, 2020 to the

Statement of Additional Information of the Fund,

dated April 29, 2020, as supplemented to date

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objective and Policies” in Part I of the Fund’s Statement of Additional Information is amended to reflect that the Fund may invest in real estate-related securities, as follows:

BlackRock Inflation Protected Bond Portfolio

Real Estate-Related Securities	X

Shareholders should retain this Supplement for future reference.

SAI-IPB-0920SUP